Exhibit 99.1

Ribbon Communications Inc. Releases

Second Quarter 2018 Financial Results

GAAP revenue was $137 million and non-GAAP revenue was $145 million for the second quarter

WESTFORD, Mass. — Ribbon Communications Inc. (Nasdaq: RBBN), a global leader in secure and intelligent cloud communications, today announced its financial results for the second quarter 2018.

“Our second quarter results demonstrate the progress we are making in firmly establishing Ribbon as a recognized leader in our industry,” said Fritz Hobbs, President and Chief Executive Officer of Ribbon.  “From our agreement to acquire Edgewater Networks, to further wins based on our NFV technology, we are intent on broadening our portfolio and helping our customers migrate their legacy networks to the cloud.”

Second Quarter 2018 Financial Highlights(1),(2)

•                  GAAP total revenue was $137 million, compared with $121 million in the first quarter of 2018 and $56 million in the comparable period a year ago.

•                  Non-GAAP total revenue was $145 million, compared with $135 million in the first quarter of 2018 and $56 million in the comparable period a year ago.

•                  GAAP net loss was $20 million, compared with a net loss of $45 million in the first quarter of 2018 and a net loss of $12 million in the comparable period a year ago.

•                  Non-GAAP net income was $14 million, compared with a net loss of $4 million in the first quarter of 2018 and a net loss of $1 million in the comparable period a year ago.

•                  GAAP loss per share was $0.20, compared with a loss per share of $0.44 in the first quarter of 2018 and a loss per share of $0.25 in the comparable period a year ago.

•                  Non-GAAP diluted earnings per share was $0.14, compared with a loss per share of $0.04 in the first quarter of 2018 and a loss per share of $0.02 in the comparable period a year ago.

•                  Non-GAAP Adjusted EBITDA was $20 million, compared with $1 million in the first quarter of 2018 and $1 million in the comparable period a year ago.

•                  Cash and investments were $55 million at June 30, 2018, compared with $85 million at the end of the first quarter of 2018 and $83 million at fiscal year-end 2017.

“Non-GAAP Revenue of $145 million and Adjusted EBITDA of $20 million in second quarter 2018 demonstrates solid business execution by the Ribbon team, including a focus on successfully concluding our ongoing integration efforts”, said Daryl Raiford, Chief Financial Officer of Ribbon.  “At this stage, we have operationalized over $75 million of integration synergies and, coupled with our first half business execution, we remain confident in our full year 2018 guidance of Adjusted EBITDA of $75 million and an end-of-year Adjusted EBITDA exit velocity of at least $100 million.”

Second Quarter 2018 Customer and Company Highlights

•                  Ribbon signed an agreement to acquire Edgewater Networks, and upon closing of the acquisition, Ribbon is projected to become the market share leader(3) for enterprise Session Border Controllers (SBCs) and Network Edge Orchestration.  This acquisition allows Ribbon to offer its global customer base a complete core-to-edge product portfolio, unrivaled end-to-end service assurance and analytics solutions, and a fully integrated SD-WAN service.  The acquisition is expected to close in the third quarter of 2018.

•                  Ribbon powered a North American Tier One service provider’s major fixed network transformation and interconnect projects leveraging Ribbon’s softswitch, media gateways, SBCs and professional services.

•                  Ribbon and Verizon announced that they recently completed one of the largest VoIP (Voice over Internet Protocol) deployments in the Department of Defense’s history, migrating more than 60,000 users to Ribbon’s Joint Interoperability Test Command (JITC)-certified Application Server technology.

•                  The city of Los Angeles, which includes more than 40 departments and 50,000-plus employees, signed an agreement to upgrade its Unified Communications (UC) capabilities and voicemail system with Ribbon’s Kandy Business Solutions (KBS), replacing its legacy PBX and key systems with state-of-the-art, cloud-based UCaaS capabilities.  A large segment of the end users covered under the agreement has already been migrated to the cloud as of the end of the second quarter.

•                  Ribbon continues to gain market share in Japan, a country in the early stages of IP migration, with multiple Tier One service provider wins.  SoftBank accelerated its IP migration project and replacement of legacy equipment with Ribbon’s SBCs.  Another Tier One service provider selected Ribbon’s SBC for network interconnection to other Japanese carriers.

•                  Ribbon extended its lead in the virtual SBC market with a win for a Cloud-based SBC for a new Web 2.0 mobile provider in the Asia/Pacific region.  Ribbon, through its partnership with Verizon, signed a second customer, a large Enterprise, for Verizon’s SBCaaS.

(1)  The Sonus-GENBAND merger occurred on October 27, 2017.  The consolidated financial results included in this press release represent the consolidated financial results of Sonus Networks, Inc., prior to October 27, 2017, and the consolidated financial results of Ribbon, on and after such date.  The financial results of GENBAND are included in Ribbon’s consolidated financial results beginning October 27, 2017.

(2)  Please see the reconciliation of non-GAAP and GAAP financial measures, and additional information about non-GAAP measures, in the press release appendix.

(3) Leadership placement derived by combining Edgewater Networks, GENBAND, Sonus and Ribbon E-SBC revenue positions for FY2017. Source: IHS, Enterprise SBCs and VoIP Gateways, Market Tracker, March 7, 2018.

Upcoming Third Quarter 2018 Investor Non Deal Roadshow and Conference Schedule

•                  August 7, 2018 — Northland Capital Markets Non Deal Roadshow, Boston

•                  August 8, 2018 — The Oppenheimer 21st Annual Technology, Internet & Communications Conference, Four Seasons Hotel, Boston

•                  August 9, 2018 — D.A. Davidson 10th Annual Technology Forum, Grand Hyatt, New York City

•                  August 28, 2018 — Jefferies 2018 Semiconductor, Hardware and Communications Infrastructure Summit, Ritz Carlton, Chicago

Conference Call Details and Replay Information

Ribbon will offer a live, listen-only webcast of the conference call to discuss the complete financial results for the second quarter ended June 30, 2018 on July 31, 2018, via the investor section of its website at http://investors.ribboncommunications.com/events.cfm, where a replay will also be available shortly following the conference call.

Date:  July 31, 2018
Time:  8:30 a.m. (ET)
Dial-in number:  800-699-3715 - International callers:  +1-312-281-1202

A telephone playback of the call will be available following the conference call until August 14, 2018 and can be accessed by calling 800-633-8284 or +1-402-977-9140 for international callers.  The reservation number for the replay is 21892287.

About Ribbon Communications

Ribbon Communications Inc. (Nasdaq: RBBN) is a company with two decades of market leadership experience in providing secure real-time communications solutions to the top service providers and enterprises around the globe.  Built on world-class technology and intellectual property, Ribbon delivers highly reliable, unified and embedded real-time communications capabilities to customers in more than 25 countries and on 6 continents.  The Company transforms fixed, mobile and enterprise networks from legacy environments to all IP and fully virtualized, secure, cloud-based architectures, enabling highly productive communications for consumers and businesses.  Ribbon’s market-leading communications security solutions are based on a big data behavioral analytics platform and offer customers enhanced network intelligence and security.  The Company’s Kandy Communications Platform as a Service (CPaaS) enables rapid service creation and digital transformation by delivering customers a comprehensive set of advanced embedded and unified communications capabilities.  To learn more, visit ribboncommunications.com.

Important Information Regarding Forward-Looking Statements

The information in this release contains forward-looking statements regarding future events that involve risks and uncertainties.  All statements other than statements of historical facts contained in this release are forward-looking statements, including statements regarding plans and projections about our business; our future market position; pending acquisitions; and anticipated financial results.  Our actual results may differ materially from those contemplated by the forward-looking statements due to various risks, uncertainties and other important factors, including our ability to successfully complete pending acquisitions in the timeframe expected or at all; the timing of customer purchasing decisions and our recognition of revenues; economic conditions; our ability to recruit and retain key personnel; difficulties supporting our strategic focus on channel sales; difficulties retaining and expanding our customer base; difficulties leveraging market opportunities; the impact of restructuring and cost-containment activities; litigation; actions taken by significant stockholders; difficulties providing solutions that meet the needs of customers; market acceptance of our products and services; rapid technological and market change; our ability to protect our intellectual property rights; our ability to maintain partner, reseller, distribution and vendor support and supply relationships; higher risks in international operations and markets; the impact of increased competition; currency fluctuations; changes in the market price of our common stock; and/or failure or circumvention of our controls and procedures.  For further information regarding risks and uncertainties associated with Ribbon Communications’ business, please refer to the “Risk Factors” section of Ribbon Communications’ most recent annual or quarterly report filed with the SEC.  Any forward-looking statements represent Ribbon Communications’ views only as of the date on which such statement is made and should not be relied upon as representing Ribbon Communications’ views as of any subsequent date.  While Ribbon Communications may elect to update forward-looking statements at some point, Ribbon Communications specifically disclaims any obligation to do so.

Discussion of Non-GAAP Financial Measures

Ribbon management uses several different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of the business, making operating decisions, planning and forecasting future periods, and determining payments under compensation programs.  Our annual financial plan is prepared both on a GAAP and non-GAAP basis, and the non-GAAP annual financial plan is approved by our board of directors.  Continuous budgeting and forecasting for revenue and expenses are conducted on a non-GAAP basis (in addition to GAAP) and actual results on a non-GAAP basis are assessed against the annual financial plan.  We consider the use of non-GAAP financial measures helpful in assessing the core performance of our continuing operations and when planning and forecasting future periods.  By continuing operations, we mean the ongoing results of the business adjusted for acquisition-related revenue as a result of purchase accounting and the related cost of revenue, the impact of the new revenue standard, and excluding certain expenses and credits, including, but not limited to stock-based compensation, amortization of intangible assets, settlement expense, certain litigation costs, acquisition-related facilities adjustments; acquisition- and integration-related expense, restructuring and the gain on the sale of an intangible asset.  While our management uses non-GAAP financial measures as a tool to enhance their understanding of certain aspects of our financial performance, our management does not consider these measures to be a substitute for, or superior to, GAAP measures.  In addition, our presentations of these measures may not be comparable to similarly titled measures used by other companies.  These non-GAAP financial measures should not be considered alternatives for, or in isolation from, the financial information prepared and presented in accordance with GAAP.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool.  In particular, many of the adjustments to Ribbon’s financial measures reflect the exclusion of items that are recurring and will be reflected in our financial results for the foreseeable future.

Acquisition-Related Revenue and Cost of Revenue; Impact of New Revenue Standard

We provide the supplementary non-GAAP financial measures of non-GAAP Product revenue, non-GAAP Service revenue and non-GAAP Total revenue, which include revenue related to the acquisition of GENBAND that we would have recognized but for the purchase accounting treatment of these transactions and eliminated revenue as a result of our adoption in 2018 of the new revenue recognition standard.  Because GAAP accounting requires the elimination of this revenue, as well as the impact on future revenue of our adoption in 2018 of the new revenue standard, GAAP results alone do not fully capture all of our economic activities.  These non-GAAP adjustments are intended to reflect the full amounts of such revenue and the related cost of revenue.  We include these adjustments to allow for more complete comparisons to the financial results of our historical operations, forward-looking guidance and the financial results of peer companies.  We believe these adjustments are useful to management and investors as a measure of the ongoing performance of the business.  These adjustments do not accelerate revenue, but instead include revenue (and the related cost of revenue) that would have been recognized in our 2017 results, and included in our 2018 guidance and results, but for the purchase accounting and new revenue standard adjustments required by GAAP.

Stock-Based Compensation

Stock-based compensation expense is different from other forms of compensation, as it is a non-cash expense.  For example, a cash salary generally has a fixed and unvarying cash cost.  In contrast, the expense associated with an equity-based award is generally unrelated to the amount of cash ultimately received by the employee, and the cost to us is based on a stock-based compensation valuation methodology, subjective assumptions and the variety of award types, all of which may vary over time.  We evaluate performance without these measures because stock-based compensation expense is influenced by the Company’s stock price and other factors such as volatility and interest rates that are beyond our control.  The expense related to stock-based awards is generally not controllable in the short-term and can vary significantly based on the timing, size and nature of awards granted.  As such, we do not include such charges in our operating plans, and we believe that presenting non-GAAP operating results that exclude stock-based compensation provides investors with visibility and insight into our management’s method of analysis and the Company’s core operating performance.  It is reasonable to expect that stock-based compensation will continue in future periods.

Amortization of Intangible Assets

We exclude the amortization of acquired intangible assets from non-GAAP expense and income measures.  These amortization amounts are inconsistent in frequency and amount and are significantly impacted by the timing and size of acquisitions.  Although we exclude amortization of acquired intangible assets from our non-GAAP expenses, we believe that it is important for investors to understand that intangible assets contribute to revenue generation.  We believe that excluding the non-cash amortization of intangible assets facilitates the comparison of our financial results to our historical operating results and to other companies in our industry as if the acquired intangible assets had been developed internally rather than acquired.  Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized.

Settlement Expense

In the first quarter of 2018, we recorded $1.7 million of expense related to settlements, comprised of $1.4 million for the settlement of litigation in connection with our acquisition of Taqua LLC and $0.3 million of patent litigation settlement expense.  These amounts are included as components of general and administrative expense.  We believe that such settlement costs are not part of our core business or ongoing operations, are unplanned and generally not within our control.  Accordingly, we believe that excluding costs such as the SEC potential fines and patent litigation settlement expense facilitates the comparison of our financial results to our historical operating results and to other companies in our industry.

Litigation Costs

In connection with certain ongoing litigation between GENBAND, as plaintiff, and one of its competitors, we have incurred litigation costs beginning in the fourth quarter of 2017.  In March 2018, we filed litigation on behalf of Sonus against the same competitor asserting additional intellectual property infringement.  We recorded $0.7 million and $1.9 million in the first and second quarters of 2018, respectively, in connection with this litigation.  We expect to incur significant future litigation costs related to these matters.  These costs are included as a component of general and administrative expense.  We believe that such costs are not part of our core business or ongoing operations, are unplanned and generally not within our control.  Accordingly, we believe that excluding the litigation costs related to this specific legal matter facilitates the comparison of our financial results to our historical operating results and to other companies in our industry.

Acquisition-Related Facilities Adjustments

GAAP accounting requires that the deferred rent liability of an acquired company be written off as part of purchase accounting and that the combined company’s rent expense on a straight-line basis begin as of the acquisition date.  As a result, we recorded more rent expense than would have been recognized but for the purchase accounting treatment of GENBAND’s assumed deferred rent liability.  We include this adjustment, which relates to the acquisition of GENBAND, to allow for more complete comparisons to the financial results of our historical operations, forward-looking guidance and the financial results of peer companies.  We believe these adjustments provide an indication of the rent expense that would have been recognized, but for the purchase accounting required in connection with the acquisition of GENBAND.

Acquisition- and Integration-Related Expense

We consider certain acquisition- and integration-related costs to be unrelated to the organic continuing operations of our acquired businesses and the Company and they are generally not relevant to assessing or estimating the long-term performance of the acquired assets.  In addition, the size, complexity and/or volume of an acquisition, which often drives the magnitude of acquisition- and integration-related costs, may not be indicative of future acquisition- and integration-related costs.  By excluding these acquisition- and integration-related costs from our non-GAAP measures, management is better able to evaluate our ability to utilize our existing assets and estimate the long-term value that acquired assets will generate for us.  We exclude certain acquisition- and integration-related costs to allow more accurate comparisons of our financial results to our historical operations, forward-looking guidance and the financial results of less acquisitive peer companies.  In addition, we believe that providing supplemental non-GAAP measures that exclude these items allows management and investors to consider the ongoing operations of the business both with and without such expenses.

Restructuring

We have recorded restructuring expense to streamline operations and reduce operating costs by closing and consolidating certain facilities and reducing our worldwide workforce.  We review our restructuring accruals regularly and record adjustments (both expense and credits) to these estimates as required.  We believe that excluding restructuring expense and credits facilitates the comparison of our financial results to our historical operating results and to other companies in our industry, as there are no future revenue streams or other benefits associated with these costs.

Gain on Sale of Intangible Assets

In the second quarter of 2017, we sold an intangible asset that we had acquired in connection with a previous acquisition.  This amount is included as a component of other income (expense), net.  We believe that such gains are not part of our core business or ongoing operations, we had not used the intangible asset in connection with revenue-producing activities and would not have used it as such in the future.  Accordingly, we believe that excluding from our results the other income arising from this sale facilitates the comparison of our financial results to our historical results and to other companies in our industry.

Adjusted EBITDA

We use Adjusted EBITDA as a supplemental measure to review and assess our performance.  We calculate Adjusted EBITDA by excluding from net income (loss): interest income (expense), net; income tax benefit (provision); depreciation; and amortization of intangible assets.  In addition, we exclude from net income (loss):  adjustments to revenue and cost of revenue related to revenue reductions resulting from purchase accounting and adoption of the new revenue standard; stock-based compensation expense; settlement expense; certain litigation costs; acquisition-related facilities adjustments; acquisition- and integration-related expense; restructuring; and other income (expense), net.  In general, we add back the expenses that we consider to be non-cash and/or not part of our ongoing operations.  Adjusted EBITDA is a non-GAAP financial measure that is used by our investing community for comparative and valuation purposes.  We disclose this metric to support and facilitate our dialogue with research analysts and investors.  Other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

We believe that providing non-GAAP information to investors, in addition to the GAAP presentation, will allow investors to view the financial results in the way management views them.  We further believe that providing this information helps investors to better understand our core financial and operating performance and evaluate the efficacy of the methodology and information used by our management to evaluate and measure such performance.

Investor Relations

Sara Leggat

+1 (978) 614-8841

sleggat@rbbn.com

US Press

Dennis Watson

+1 (214) 695 2214

dwatson@rbbn.com

International Press

Catherine Berthier

+1.646.741.1974

cberthier@rbbn.com

Analyst Relations

Michael Cooper

+1 (708) 383-3387

mcooper@rbbn.com

RIBBON COMMUNICATIONS INC.

Consolidated Statements of Operations

(in thousands, except percentages and per share amounts)

(unaudited)

	Three months ended
	June 30,	March 31,	June 30,
	2018	2018	2017
Revenue:
Product	$63,123	$51,531	$28,790
Service	74,238	69,649	26,943
Total revenue	137,361	121,180	55,733

Cost of revenue:
Product	30,278	33,014	9,287
Service	31,972	32,893	10,044
Total cost of revenue	62,250	65,907	19,331

Gross profit	75,111	55,273	36,402

Gross margin:
Product	52.0%	35.9%	67.7%
Service	56.9%	52.8%	62.7%
Total gross margin	54.7%	45.6%	65.3%

Operating expenses:
Research and development	35,604	39,049	20,064
Sales and marketing	30,738	31,926	15,720
General and administrative	15,028	15,601	8,141
Acquisition- and integration-related	4,280	4,412	4,679
Restructuring	6,097	6,668	501
Total operating expenses	91,747	97,656	49,105

Loss from operations	(16,636)	(42,383)	(12,703)
Interest income (expense), net	(735)	(599)	254
Other income (expense), net	(2,052)	248	575

Loss before income taxes	(19,423)	(42,734)	(11,874)
Income tax provision	(499)	(2,170)	(471)

Net loss	$(19,922)	$(44,904)	$(12,345)

Loss per share:
Basic	$(0.20)	$(0.44)	$(0.25)
Diluted	$(0.20)	$(0.44)	$(0.25)

Shares used to compute loss per share:
Basic	102,160	101,917	49,543
Diluted	102,160	101,917	49,543

RIBBON COMMUNICATIONS INC.

Consolidated Statements of Operations

(in thousands, except percentages and per share amounts)

(unaudited)

	Six months ended
	June 30,	June 30,
	2018	2017
Revenue:
Product	$114,654	$54,185
Service	143,887	54,916
Total revenue	258,541	109,101

Cost of revenue:
Product	63,292	19,040
Service	64,865	19,911
Total cost of revenue	128,157	38,951

Gross profit	130,384	70,150

Gross margin:
Product	44.8%	64.9%
Service	54.9%	63.7%
Total gross margin	50.4%	64.3%

Operating expenses:
Research and development	74,653	40,273
Sales and marketing	62,664	30,396
General and administrative	30,629	17,160
Acquisition- and integration-related	8,692	4,735
Restructuring	12,765	1,071
Total operating expenses	189,403	93,635

Loss from operations	(59,019)	(23,485)
Interest income (expense), net	(1,334)	512
Other income (expense), net	(1,804)	576

Loss before income taxes	(62,157)	(22,397)
Income tax provision	(2,669)	(594)

Net loss	$(64,826)	$(22,991)

Loss per share:
Basic	$(0.64)	$(0.47)
Diluted	$(0.64)	$(0.47)

Shares used to compute loss per share:
Basic	102,039	49,330
Diluted	102,039	49,330

RIBBON COMMUNICATIONS INC.

Consolidated Balance Sheets

(in thousands)

(unaudited)

	June 30,	December 31,
	2018	2017
Assets
Current assets:
Cash and cash equivalents	$33,411	$57,073
Marketable securities	21,924	17,224
Accounts receivable, net	136,395	165,156
Inventory	19,036	21,303
Other current assets	22,014	21,463
Total current assets	232,780	282,219

Property and equipment, net	23,835	24,780
Intangible assets, net	220,141	244,414
Goodwill	335,716	335,716
Investments	—	9,031
Deferred income taxes	7,643	8,434
Other assets	7,587	6,289
	$827,702	$910,883

Liabilities and Stockholders’ Equity
Current liabilities:
Revolving credit facility	$20,000	$20,000
Accounts payable	34,172	45,851
Accrued expenses and other	61,003	76,380
Deferred revenue	87,935	100,571
Total current liabilities	203,110	242,802

Long-term debt, related party	22,922	22,500
Deferred revenue, net of current	17,464	14,184
Deferred income taxes	3,291	2,787
Other long-term liabilities	13,665	13,189
Total liabilities	260,452	295,462

Commitments and contingencies

Stockholders’ equity:
Common stock	10	10
Additional paid-in capital	1,688,966	1,684,768
Accumulated deficit	(1,124,799)	(1,072,426)
Accumulated other comprehensive income	3,073	3,069
Total stockholders’ equity	567,250	615,421
	$827,702	$910,883

RIBBON COMMUNICATIONS INC.

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Six months ended
	June 30,	June 30,
	2018	2017
Cash flows from operating activities:
Net loss	$(64,826)	$(22,991)
Adjustments to reconcile net loss to cash flows (used in) provided by operating activities:
Depreciation and amortization of property and equipment	5,318	3,595
Amortization of intangible assets	24,273	4,552
Stock-based compensation	4,905	7,500
Deferred income taxes	817	446
Foreign exchange (gains) losses	2,079	(67)
Other	—	(570)
Changes in operating assets and liabilities:
Accounts receivable	28,752	11,317
Inventory	2,077	829
Other operating assets	(275)	(994)
Accounts payable	(13,872)	(535)
Accrued expenses and other long-term liabilities	(15,203)	(8,089)
Deferred revenue	3,264	7,848
Net cash (used in) provided by operating activities	(22,691)	2,841

Cash flows from investing activities:
Purchases of property and equipment	(3,492)	(2,593)
Purchases of marketable securities	—	(28,731)
Sale/maturities of marketable securities	4,278	29,067
Proceeds from the sale of intangible assets	—	576
Net cash provided by (used in) investing activities	786	(1,681)

Cash flows from financing activities:
Borrowings under revolving line of credit	25,000	—
Principal payments on revolving line of credit	(25,000)	—
Principal payments of capital lease obligations	(293)	(20)
Payment of debt issuance costs	(624)	—
Proceeds from the sale of common stock in connection with employee purchase plan and exercise of stock options	10	683
Payment of tax withholding obligations related to net share settlements of restricted stock awards	(716)	(1,406)
Net cash used in financing activities	(1,623)	(743)

Effect of exchange rate changes on cash and cash equivalents	(134)	266

Net (decrease) increase in cash and cash equivalents	(23,662)	683
Cash and cash equivalents, beginning of year	57,073	31,923
Cash and cash equivalents, end of period	$33,411	$32,606

RIBBON COMMUNICATIONS INC.

Supplemental Information

(in thousands)

(unaudited)

The following tables provide the details of stock-based compensation, amortization of intangible assets, acquisition-related facilities adjustments, settlement expense, litigation costs and the gain on the sale of an intangible asset included as components of other line items in the Company’s Consolidated Statements of Operations and the line items in which these amounts are reported.

	Three months ended
	June 30,	March 31,	June 30,
	2018	2018	2017
Stock-based compensation
Cost of revenue - product	$19	$51	$87
Cost of revenue - service	67	132	261
Cost of revenue	86	183	348

Research and development expense	151	900	1,238
Sales and marketing expense	485	874	907
General and administrative expense	1,359	867	1,744
Operating expense	1,995	2,641	3,889

Total stock-based compensation	$2,081	$2,824	$4,237

Amortization of intangible assets
Cost of revenue - product	$9,270	$9,592	$1,601

Sales and marketing expense	2,694	2,717	692
Operating expense	2,694	2,717	692

Total amortization of intangible assets	$11,964	$12,309	$2,293

Acquisition-related facilities adjustment
Cost of revenue - product	$20	$17	$—
Cost of revenue - service	61	51	—
Cost of revenue	81	68	—

Research and development expense	98	82	—
Sales and marketing expense	45	38	—
General and administrative expense	28	23	—
Operating expense	171	143	—

Total acquisition-related facilities adjustment	$252	$211	$—

Settlement expense
General and administrative expense	$—	$1,730	$—

Litigation costs
General and administrative expense	$1,901	$673	$—

Gain on the sale of intangible asset
Other income (expense), net	$—	$—	$576

RIBBON COMMUNICATIONS INC.

Supplemental Information

(in thousands)

(unaudited)

The following tables provide the details of stock-based compensation, amortization of intangible assets, acquisition-related facilities adjustments, settlement expense, litigation costs and the gain on the sale of an intangible asset included as components of other line items in the Company’s Consolidated Statements of Operations and the line items in which these amounts are reported.

	Six months ended
	June 30,	June 30,
	2018	2017
Stock-based compensation
Cost of revenue - product	$70	$186
Cost of revenue - service	199	578
Cost of revenue	269	764

Research and development expense	1,051	2,555
Sales and marketing expense	1,359	819
General and administrative expense	2,226	3,362
Operating expense	4,636	6,736

Total stock-based compensation	$4,905	$7,500

Amortization of intangible assets
Cost of revenue - product	$18,862	$3,167

Sales and marketing expense	5,411	1,385
Operating expense	5,411	1,385

Total amortization of intangible assets	$24,273	$4,552

Acquisition-related facilities adjustment
Cost of revenue - product	$37	$—
Cost of revenue - service	112	—
Cost of revenue	149	—

Research and development expense	180	—
Sales and marketing expense	83	—
General and administrative expense	51	—
Operating expense	314	—

Total acquisition-related facilities adjustment	$463	$—

Settlement expense
General and administrative expense	$1,730	$—

Litigation costs
General and administrative expense	$2,574	$—

Gain on the sale of intangible asset
Other income (expense), net	$—	$576

RIBBON COMMUNICATIONS INC.

Reconciliation of Non-GAAP and GAAP Financial Measures

(in thousands, except percentages)

(unaudited)

	Three months ended
	June 30,	March 31,	June 30,
	2018	2018	2017

GAAP Product revenue	$63,123	$51,531	$28,790
Acquisition-related revenue adjustment	1,741	5,499	—
Adjustment for new revenue standard	2,437	2,540	—
Non-GAAP Product revenue	$67,301	$59,570	$28,790

GAAP Service revenue	$74,238	$69,649	$26,943
Acquisition-related revenue adjustment	2,547	5,619	—
Adjustment for new revenue standard	512	475	—
Non-GAAP Service revenue	$77,297	$75,743	$26,943

GAAP Total revenue	$137,361	$121,180	$55,733
Acquisition-related revenue adjustment	4,288	11,118	—
Adjustment for new revenue standard	2,949	3,015	—
Non-GAAP Total revenue	$144,598	$135,313	$55,733

GAAP Gross margin - product	52.0%	35.9%	67.7%
Acquisition-related revenue adjustment	0.9%	4.2%	0.0%
Acquisition-related cost of revenue adjustment	0.0%	*	0.0%
Adjustment for new revenue standard	1.2%	1.9%	0.0%
Adjustment to cost of revenue for new revenue standard	0.0%	-0.1%	0.0%
Stock-based compensation	*	0.1%	0.3%
Amortization of intangible assets	14.7%	18.6%	5.6%
Acquisition-related facilities adjustment	*	*	0.0%
Non-GAAP Gross margin - product	68.8%	60.6%	73.6%

GAAP Gross margin - service	56.9%	52.8%	62.7%
Acquisition-related revenue adjustment	1.4%	3.6%	0.0%
Acquisition-related cost of revenue adjustment	0.0%	-2.8%	0.0%
Adjustment for new revenue standard	0.3%	0.3%	0.0%
Adjustment to cost of revenue for new revenue standard	0.0%	*	0.0%
Stock-based compensation	0.1%	0.2%	1.0%
Acquisition-related facilities adjustment	0.1%	0.1%	0.0%
Non-GAAP Gross margin - service	58.8%	54.2%	63.7%

GAAP Total gross margin	54.7%	45.6%	65.3%
Acquisition-related revenue adjustment	1.1%	3.9%	0.0%
Acquisition-related cost of revenue adjustment	0.0%	-1.6%	0.0%
Adjustment for new revenue standard	0.8%	1.0%	0.0%
Adjustment to cost of revenue for new revenue standard	0.0%	-0.1%	0.0%
Stock-based compensation	0.1%	0.2%	0.6%
Amortization of intangible assets	6.7%	7.9%	2.9%
Acquisition-related facilities adjustment	0.1%	0.1%	0.0%
Non-GAAP Total gross margin	63.5%	57.0%	68.8%

GAAP Total gross profit	$75,111	$55,273	$36,402
Acquisition-related revenue adjustment	4,288	11,118	—
Acquisition-related cost of revenue adjustment	—	(1,977)	—
Adjustment for new revenue standard	2,949	3,015	—
Adjustment to cost of revenue for new revenue standard	—	(110)	—
Stock-based compensation	86	183	348
Amortization of intangible assets	9,270	9,592	1,601
Acquisition-related facilities adjustment	81	68	—
Non-GAAP Total gross profit	$91,785	$77,162	$38,351

GAAP Research and development expense	$35,604	$39,049	$20,064
Stock-based compensation	(151)	(900)	(1,238)
Acquisition-related facilities adjustment	(98)	(82)	—
Non-GAAP Research and development expense	$35,355	$38,067	$18,826

GAAP Sales and marketing expense	$30,738	$31,926	$15,720
Stock-based compensation	(485)	(874)	(907)
Amortization of intangible assets	(2,694)	(2,717)	(692)
Acquisition-related facilities adjustment	(45)	(38)	—
Non-GAAP Sales and marketing expense	$27,514	$28,297	$14,121

*  Less than 0.1% impact on gross margin.

RIBBON COMMUNICATIONS INC.

Reconciliation of Non-GAAP and GAAP Financial Measures

(in thousands, except percentages)

(unaudited)

	Three months ended
	June 30,	March 31,	June 30,
	2018	2018	2017

GAAP General and administrative expense	$15,028	$15,601	$8,141
Stock-based compensation	(1,359)	(867)	(1,744)
Settlement expense	—	(1,730)	—
Litigation costs	(1,901)	(673)	—
Acquisition-related facilities adjustment	(28)	(23)	—
Non-GAAP General and administrative expense	$11,740	$12,308	$6,397

GAAP Operating expenses	$91,747	$97,656	$49,105
Stock-based compensation	(1,995)	(2,641)	(3,889)
Amortization of intangible assets	(2,694)	(2,717)	(692)
Settlement expense	—	(1,730)	—
Litigation costs	(1,901)	(673)	—
Acquisition-related facilities adjustment	(171)	(143)	—
Acquisition- and integration-related expense	(4,280)	(4,412)	(4,679)
Restructuring	(6,097)	(6,668)	(501)
Non-GAAP Operating expenses	$74,609	$78,672	$39,344

GAAP Loss from operations	$(16,636)	$(42,383)	$(12,703)
Acquisition-related revenue adjustment	4,288	11,118	—
Acquisition-related cost of revenue adjustment	—	(1,977)	—
Adjustment for new revenue standard	2,949	3,015	—
Adjustment to cost of revenue for new revenue standard	—	(110)	—
Stock-based compensation	2,081	2,824	4,237
Amortization of intangible assets	11,964	12,309	2,293
Settlement expense	—	1,730	—
Litigation costs	1,901	673	—
Acquisition-related facilities adjustment	252	211	—
Acquisition- and integration-related expense	4,280	4,412	4,679
Restructuring	6,097	6,668	501
Non-GAAP income (loss) from operations	$17,176	$(1,510)	$(993)

GAAP Loss from operations as a percentage of revenue	-12.1%	-35.0%	-22.8%
Acquisition-related revenue adjustment	3.6%	11.9%	0.0%
Acquisition-related cost of revenue adjustment	0.0%	-1.5%	0.0%
Adjustment for new revenue standard	2.0%	2.2%	0.0%
Adjustment to cost of revenue for new revenue standard	0.0%	-0.1%	0.0%
Stock-based compensation	1.4%	2.1%	7.6%
Amortization of intangible assets	8.3%	9.1%	4.1%
Settlement expense	0.0%	1.3%	0.0%
Litigation costs	1.3%	0.5%	0.0%
Acquisition-related facilities adjustment	0.2%	0.2%	0.0%
Acquisition- and integration-related expense	3.0%	3.3%	8.4%
Restructuring	4.2%	4.9%	0.9%
Non-GAAP Income (loss) from operations as a percentage of revenue	11.9%	-1.1%	-1.8%

RIBBON COMMUNICATIONS INC.

Reconciliation of Non-GAAP and GAAP Financial Measures

(in thousands, except per share amounts)

(unaudited)

	Three months ended
	June 30,	March 31,	June 30,
	2018	2018	2017

GAAP Net loss	$(19,922)	$(44,904)	$(12,345)
Acquisition-related revenue adjustment	4,288	11,118	—
Acquisition-related cost of revenue adjustment	—	(1,977)	—
Adjustment for new revenue standard	2,949	3,015	—
Adjustment to cost of revenue for new revenue standard	—	(110)	—
Stock-based compensation	2,081	2,824	4,237
Amortization of intangible assets	11,964	12,309	2,293
Settlement expense	—	1,730	—
Litigation costs	1,901	673	—
Acquisition-related facilities adjustment	252	211	—
Acquisition- and integration-related expense	4,280	4,412	4,679
Restructuring	6,097	6,668	501
Gain on the sale of intangible asset	—	—	(576)
Non-GAAP Net income (loss)	$13,890	$(4,031)	$(1,211)

Earnings (loss) per share:
GAAP Loss per share	$(0.20)	$(0.44)	$(0.25)
Acquisition-related revenue adjustment	0.04	0.11	—
Acquisition-related cost of revenue adjustment	—	(0.02)	—
Adjustment for new revenue standard	0.03	0.03	—
Adjustment to cost of revenue for new revenue standard	—	*	—
Stock-based compensation	0.02	0.03	0.09
Amortization of intangible assets	0.13	0.11	0.05
Settlement expense	—	0.02	—
Litigation costs	0.02	0.01	—
Acquisition-related facilities adjustment	*	*	—
Acquisition- and integration-related expense	0.04	0.04	0.09
Restructuring	0.06	0.07	0.01
Gain on the sale of intangible asset	—	—	(0.01)
Non-GAAP Diluted earnings per share or (loss) per share	$0.14	$(0.04)	$(0.02)

Shares used to compute diluted earnings per share or (loss) per share
GAAP Shares used to compute loss per share	102,160	101,917	49,543
Non-GAAP Shares used to compute diluted earnings per share or (loss) per share	102,334	101,917	49,543

Adjusted EBITDA:
GAAP Net loss	$(19,922)	$(44,904)	$(12,345)
Interest (income) expense, net	735	599	(254)
Income tax provision	499	2,170	471
Depreciation	2,811	2,507	1,772
Amortization of intangible assets	11,964	12,309	2,293
Acquisition-related revenue adjustment	4,288	11,118	—
Acquisition-related cost of revenue adjustment	—	(1,977)	—
Adjustment for new revenue standard	2,949	3,015	—
Adjustment to cost of revenue for new revenue standard	—	(110)	—
Stock-based compensation	2,081	2,824	4,237
Settlement expense	—	1,730	—
Litigation costs	1,901	673	—
Acquisition-related facilities adjustment	252	211	—
Acquisition- and integration-related expense	4,280	4,412	4,679
Restructuring	6,097	6,668	501
Other (income), net	2,052	(248)	(575)
Non-GAAP Adjusted EBITDA	$19,987	$997	$779

*  Less than $0.01 impact on earnings (loss) per share

RIBBON COMMUNICATIONS INC.

Reconciliation of Non-GAAP and GAAP Financial Measures

(in thousands, except percentages)

(unaudited)

	Six months ended
	June 30,	June 30,
	2018	2017

GAAP Product revenue	$114,654	$54,185
Acquisition-related revenue adjustment	7,240	—
Adjustment for new revenue standard	4,977	—
Non-GAAP Product revenue	$126,871	$54,185

GAAP Service revenue	$143,887	$54,916
Acquisition-related revenue adjustment	8,166	—
Adjustment for new revenue standard	987	—
Non-GAAP Service revenue	$153,040	$54,916

GAAP Total revenue	$258,541	$109,101
Acquisition-related revenue adjustment	15,406	—
Adjustment for new revenue standard	5,964	—
Non-GAAP Total revenue	$279,911	$109,101

GAAP Gross margin - product	44.8%	64.9%
Acquisition-related revenue adjustment	2.1%	0.0%
Adjustment for new revenue standard	1.5%	0.0%
Adjustment to cost of revenue for new revenue standard	*	0.0%
Stock-based compensation	0.1%	0.3%
Amortization of intangible assets	16.5%	5.8%
Acquisition-related facilities adjustment	*	0.0%
Non-GAAP Gross margin - product	65.0%	71.0%

GAAP Gross margin - service	54.9%	63.7%
Acquisition-related revenue adjustment	2.5%	0.0%
Acquisition-related cost of revenue adjustment	-1.4%	0.0%
Adjustment for new revenue standard	0.3%	0.0%
Stock-based compensation	0.1%	1.1%
Acquisition-related facilities adjustment	0.1%	0.0%
Non-GAAP Gross margin - service	56.5%	64.8%

GAAP Total gross margin	50.4%	64.3%
Acquisition-related revenue adjustment	2.4%	0.0%
Acquisition-related cost of revenue adjustment	-0.8%	0.0%
Adjustment for new revenue standard	0.9%	0.0%
Adjustment to cost of revenue for new revenue standard	*	0.0%
Stock-based compensation	0.1%	0.7%
Amortization of intangible assets	7.3%	2.9%
Acquisition-related facilities adjustment	0.1%	0.0%
Non-GAAP Total gross margin	60.4%	67.9%

GAAP Total gross profit	$130,384	$70,150
Acquisition-related revenue adjustment	15,406	—
Acquisition-related cost of revenue adjustment	(1,977)	—
Adjustment for new revenue standard	5,964	—
Adjustment to cost of revenue for new revenue standard	(110)	—
Stock-based compensation	269	764
Amortization of intangible assets	18,862	3,167
Acquisition-related facilities adjustment	149	—
Non-GAAP Total gross profit	$168,947	$74,081

GAAP Research and development expense	$74,653	$40,273
Stock-based compensation	(1,051)	(2,555)
Acquisition-related facilities adjustment	(180)	—
Non-GAAP Research and development expense	$73,422	$37,718

GAAP Sales and marketing expense	$62,664	$30,396
Stock-based compensation	(1,359)	(819)
Amortization of intangible assets	(5,411)	(1,385)
Acquisition-related facilities adjustment	(83)	—
Non-GAAP Sales and marketing expense	$55,811	$28,192

*  Less than 0.1% impact on gross margin.

RIBBON COMMUNICATIONS INC.

Reconciliation of Non-GAAP and GAAP Financial Measures

(in thousands, except percentages)

(unaudited)

	Six months ended
	June 30,	June 30,
	2018	2017

GAAP General and administrative expense	$30,629	$17,160
Stock-based compensation	(2,226)	(3,362)
Settlement expense	(1,730)	—
Litigation costs	(2,574)	—
Acquisition-related facilities adjustment	(51)	—
Non-GAAP General and administrative expense	$24,048	$13,798

GAAP Operating expenses	$189,403	$93,635
Stock-based compensation	(4,636)	(6,736)
Amortization of intangible assets	(5,411)	(1,385)
Settlement expense	(1,730)	—
Litigation costs	(2,574)	—
Acquisition-related facilities adjustment	(314)	—
Acquisition- and integration-related expense	(8,692)	(4,735)
Restructuring	(12,765)	(1,071)
Non-GAAP Operating expenses	$153,281	$79,708

GAAP Loss from operations	$(59,019)	$(23,485)
Acquisition-related revenue adjustment	15,406	—
Acquisition-related cost of revenue adjustment	(1,977)	—
Adjustment for new revenue standard	5,964	—
Adjustment to cost of revenue for new revenue standard	(110)	—
Stock-based compensation	4,905	7,500
Amortization of intangible assets	24,273	4,552
Settlement expense	1,730	—
Litigation costs	2,574	—
Acquisition-related facilities adjustment	463	—
Acquisition- and integration-related expense	8,692	4,735
Restructuring	12,765	1,071
Non-GAAP Income (loss) from operations	$15,666	$(5,627)

GAAP Loss from operations as a percentage of revenue	-22.8%	-21.5%
Acquisition-related revenue adjustment	7.1%	0.0%
Acquisition-related cost of revenue adjustment	-0.7%	0.0%
Adjustment for new revenue standard	2.1%	0.0%
Adjustment to cost of revenue for new revenue standard	*	0.0%
Stock-based compensation	1.8%	6.8%
Amortization of intangible assets	8.7%	4.2%
Settlement expense	0.6%	0.0%
Litigation costs	0.9%	0.0%
Acquisition-related facilities adjustment	0.2%	0.0%
Acquisition- and integration-related expense	3.1%	4.3%
Restructuring	4.6%	1.0%
Non-GAAP Income (loss) from operations as a percentage of revenue	5.6%	-5.2%

RIBBON COMMUNICATIONS INC.

Reconciliation of Non-GAAP and GAAP Financial Measures

(in thousands, except per share amounts)

(unaudited)

	Six months ended
	June 30,	June 30,
	2018	2017

GAAP Net loss	$(64,826)	$(22,991)
Acquisition-related revenue adjustment	15,406	—
Acquisition-related cost of revenue adjustment	(1,977)	—
Adjustment for new revenue standard	5,964	—
Adjustment to cost of revenue for new revenue standard	(110)	—
Stock-based compensation	4,905	7,500
Amortization of intangible assets	24,273	4,552
Settlement expense	1,730	—
Litigation costs	2,574	—
Acquisition-related facilities adjustment	463	—
Acquisition- and integration-related expense	8,692	4,735
Restructuring	12,765	1,071
Gain on the sale of intangible asset	—	(576)
Non-GAAP Net income (loss)	$9,859	$(5,709)

Earnings (loss) per share:
GAAP Loss per share	$(0.64)	$(0.47)
Acquisition-related revenue adjustment	0.16	—
Acquisition-related cost of revenue adjustment	(0.02)	—
Adjustment for new revenue standard	0.06	—
Adjustment to cost of revenue for new revenue standard	*	—
Stock-based compensation	0.05	0.15
Amortization of intangible assets	0.24	0.09
Settlement expense	0.02	—
Litigation costs	0.03	—
Acquisition-related facilities adjustment	*	—
Acquisition- and integration-related expense	0.08	0.10
Restructuring	0.12	0.02
Gain on the sale of intangible asset	—	(0.01)
Non-GAAP Diluted earnings per share or (loss) per share	$0.10	$(0.12)

Shares used to compute diluted earnings per share or (loss) per share
GAAP Shares used to compute loss per share	102,039	49,330
Non-GAAP Shares used to compute diluted earnings per share or (loss) per share	102,268	49,330

Adjusted EBITDA:
GAAP Net loss	$(64,826)	(22,991)
Interest (income) expense, net	1,334	(512)
Income tax provision	2,669	594
Depreciation	5,318	3,595
Amortization of intangible assets	24,273	4,552
Acquisition-related revenue adjustment	15,406	—
Acquisition-related cost of revenue adjustment	(1,977)	—
Adjustment for new revenue standard	5,964	—
Adjustment to cost of revenue for new revenue standard	(110)	—
Stock-based compensation	4,905	7,500
Settlement expense	1,730	—
Litigation costs	2,574	—
Acquisition-related facilities adjustment	463	—
Acquisition- and integration-related expense	8,692	4,735
Restructuring	12,765	1,071
Other (income), net	1,804	(576)
Non-GAAP Adjusted EBITDA	$20,984	$(2,032)

*  Less than $0.01 impact on earnings (loss) per share

RIBBON COMMUNICATIONS INC.

Reconciliation of Non-GAAP and GAAP Financial Measures - Outlook

(in millions)

(unaudited)

Year
ending
December 31,
2018

Non-GAAP Revenue	$580
Less acquisition-related adjustments and impact of new revenue standard	(32)
GAAP Revenue	$548

Adjusted EBITDA:  Ribbon has not provided a reconciliation of Adjusted EBITDA for the year ending December 31, 2018, as it is unable to project without unreasonable efforts the comparable GAAP net loss figure, which includes interest expense, net; income tax benefit (provision); depreciation; amortization of intangible assets; acquisition-related revenue and related cost of revenue adjustments; adjustments for the impact of the new revenue standard; stock-based compensation; settlement expense; litigation costs; acquisition-related facilities adjustments; acquisition- and integration-related expense; restructuring; and other income (expense), net.